Other operating income	12 Months Ended
Dec. 31, 2018
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Other operating income

D.25. Other operating income

Other operating income totaled €484 million in 2018, versus €237 million in 2017 and €355 million in 2016.

Income from Sanofi’s pharmaceutical partners amounted to €32 million in 2018, €7 million in 2017, and €191 million in 2016 (of which €141 million related to Regeneron).

Other operating income also includes (i) net operating foreign exchange gains and losses (see Note B.16.1.), which represented net losses of €91 million in 2018, €80 million in 2017 and €146 million in 2016; (ii) gains from disposals relating to ongoing operations, which in 2018 reflect the divestment of some mature products in Latin America and some Consumer Healthcare products in Europe (€326 million in 2018, €90 million in 2017 and €40 million in 2016); plus a gain of €112 million related to a data transfer agreement in 2018 (payments received on an out-of-courtsettlement of litigation in 2017).